SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2015

PLEASANT KIDS INC.

(Exact name of Company as specified in its charter)

Florida	333-148987	20-35337265
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2600 West Olive Avenue, 5F, Burbank CA 91505
(Address of principal executive offices)

Phone: (855) 710-5437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Share Exchange Agreement

On August 15, 2015 (the “Effective Date”), Pleasant Kids, Inc. (the “Company”); Mr. Robert Rico, Chief Executive Officer and director of the Company, in his individual capacity as holder of 49.7% of the voting power of the Company’s outstanding equity securities; and Mr. Calvin Lewis, President and director of the Company, in his individual capacity as holder of 49.2% of the voting power of the Company’s outstanding equity securities (Mr. Rico and Mr. Lewis, collectively, the “Company Principal Stockholders”) entered in a Share Exchange Agreement (the “Agreement”) with Next Group Holdings, Inc., a Florida corporation (“NGH”), pursuant to which the Company will acquire 100% of the issued and outstanding securities of NGH (the “Share Exchange”) as consideration for 75,357,083 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to be issued to the stockholders of NGH. In addition, NGH will cause certain of its stockholders to purchase an aggregate of 10,000,000 shares of the Company’s Series B Preferred Stock, par value $0.001 (the “Series B Stock”), representing the total number of authorized and outstanding shares of Series B Stock, from the Company Principal Stockholders, of which 1,400,000 will subsequently be cancelled, per the terms set forth in the Agreement for a total of $150,000, of which approximately $97,000 remained unpaid as of the date of this report. In addition, 50,000,000 shares of the Company’s issued and outstanding Series A Preferred Stock, par value $0.001 per share (the “Series A Stock”) will be converted into 10,000,000 shares of Common Stock or redeemed at a price of $1.00 per share of Series A Stock prior to the Closing (as defined in the Agreement), such that as of the Closing no Series A Stock will remain outstanding. The Closing is contingent, among other things further described in the Agreement, on (i) the consent of the shareholders of NGH (the “Selling Shareholders”), (ii) the completion of a financial audit of NGH and its subsidiaries on a consolidated basis for the fiscal years ended December 31, 2013 and 2014, (iii) the appointment of Arik Maimon as the Chief Executive Officer and Chairman of the Board of Directors of the Company following the resignation of the officers and directors of the Company on or prior to closing, (iv) NGH’s receipt of a commitment of at least $500,000 of debt and/or equity capital raise in a form satisfactory to NGH, and (v) entry into Leak-Out Agreements in a form acceptable to NGH by the holders of the Company’s Series A Stock to be converted into Common Stock prior to closing as described above providing that (a) no Pleasant Kid Party (as defined in the Agreement) shall sell or agree to sell any shares of the Company for a term of six months from the Effective Date (the "Lock Up Period"); (b) following the termination of the Leak Out Period and for a term of 6 months thereafter (the “Leak Out Period”), no Pleasant Kids Party shall be entitled to sell more than 10% of the Company equity securities owned by such party in any 30 consecutive day period (as of the first day of each 30 day period) (the "Leak Out Percentage"), it being understood that the unused portion of a party’s Leak Out Percentage does not rollover to the next 30 day period; (c) during the Lock Up Period, the Company will not be permitted to implement a reverse split of its Common Stock; and (d) during the first 10 days of each month during the Leak Out Period, the Company will have the right of first refusal to purchase each Pleasant Kids Party’s applicable Leak Out Percentage at a 20% market discount based on the highest trading price of the Common Stock of the Company over the 10 trading days prior to the Company’s receipt of a notice from the selling party of its intention to sell a portion of such party’s applicable Leak Out Percentage.

Following the Closing of the Share Exchange, the Selling Shareholders will acquire up to 99% of the voting rights of Company’s currently issued and outstanding capital stock. Upon completion of the Share Exchange, NGH will become the wholly-owned subsidiary and the Company will acquire the business and operations of the NGH Group.

The Agreement includes customary representations, warranties and covenants of the Company, the NGH Group, and the Selling Shareholders.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and which is incorporated into and made a part of this Item 1.01 by reference.

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Item 3.02	Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report as relates to the issuance of Common Stock and Series B Stock, including shares of Common Stock to be issued upon the conversion of the Series A Stock described above, is incorporated by reference into this Item 3.02.

The securities to be issued upon the Closing of the Share Exchange will be issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), pursuant to an exemption from registration under Regulation S of the Securities Act, and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Reliance on these exemptions will depend on recipients of the securities representing their intention to acquire the securities for investment only and not with a view towards distribution.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Closing and only if the Share Exchange is consummated, the Company’s board of directors shall appoint Arik Meimoun as a director, after which the officers and directors of the Company immediately prior to the Closing (Mr. Rico; Mr. Lewis; and Ken Weidrich, director, Treasurer and Chief Financial Officer of the Company) will resign from their positions and the newly constituted board will appoint Mr. Meimoun as Chief Executive Officer, President and such other officers of the Company as the board deems necessary or appropriate.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

10.1	Form of Share Exchange Agreement, by and among the Company, NGH and the Company Principal Shareholders, dated as of August 15, 2015.*

*Schedules and Exhibits to the Share Exchange Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pleasant Kids, Inc.

Date: August 27, 2015	By:	/s/ Robert Rico
Robert Rico
CEO

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Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

10.1	Form of Share Exchange Agreement, by and among the Company, NGH and the Company Principal Shareholders, dated as of August 15, 2015.*

*Schedules and Exhibits to the Share Exchange Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

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